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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

       NEW JERSEY              0-19777                   22-3103129
    (State or other         (Commission File           (IRS Employer
    jurisdiction of             Number)                Identification
    incorporation)                                         Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on the morning of October 28, 2005, attached to and made a part of this report as Exhibit 99.1, announcing the presentation of an independent investigator study in which complete clearance of facial acne was observed in fourteen out of fourteen patients treated with the combination of Levulan(R) (aminolevulinic acid HCl, ALA) and Photodynamic Therapy with long pulse dye laser for recalcitrant inflammatory acne vulgaris of the face. DUSA issued a second press release on the afternoon of October 28, 2005, attached to and made a part of this report as
Exhibit 99.2, correcting and further clarifying certain information contained in the earlier release, including, but not limited to, the quotation of Dr. Macrene Alexiades-Armenakas provided therein.

Except for historical information, each news release contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the potential of the therapy as safe and effective and as an alternative to isotretinoin, belief that the therapy deserves a full development program, the publication of the study results and the timing thereof, and the use of the product as first line therapy. Furthermore, the factors that may cause differing results include the publication by third-parties of the author's study results, the regulatory process, the funding of clinical studies necessary to seek regulatory approval, maintenance of patents and other risks identified in DUSA's SEC filings from time to time.


ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS

Item No.       Description

99.1           Press Release, dated October 28, 2005

99.2           Press Release, as corrected, dated October 28, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DUSA PHARMACEUTICALS, INC.

Dated: October 31, 2005                    By: /s/ D. Geoffrey Shulman
                                               ---------------------------------
                                               D. Geoffrey Shulman, MD, FRCPC
                                               Chairman of the Board and Chief
                                               Executive Officer

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                                  EXHIBIT INDEX

Item No.       Description

99.1           Press Release, dated October 28, 2005

99.2           Press Release, as corrected, dated October 28, 2005